Item 14  (c) Exhibit #24

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.
                                /s/     Roger G. Ackerman
                                        -------------------------
                                        Roger G. Ackerman

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     Van C. Campbell
                                        -------------------------
                                        Van C. Campbell

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     David A. Duke
                                        --------------------
                                        David A. Duke

                              CORNING INCORPORATED

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19TH day of February, 1996.




                                /s/     John H. Foster
                                        -------------------------
                                        John H. Foster

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.



                                /s/     James R. Houghton
                                        -------------------------
                                        James R. Houghton

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     Robert Barker
                                        -------------------------
                                        Robert Barker

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     Mary L. Bundy
                                        --------------------
                                        Mary L. Bundy

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     John Seely Brown
                                -------------------------
                                        John Seely Brown

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     Gordon Gund
                                        -------------------------
                                        Gordon Gund

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     John M. Hennessy
                                        -------------------------
                                        John M. Hennessy

                              CORNING INCORPORATED

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     Vernon E. Jordan, Jr.
                                        ------------------------------
                                        Vernon E. Jordan, Jr.

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.


                                /s/     James W. Kinnear
                                        -------------------------
                                        James W. Kinnear

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     James J. O'Connor
                                        ------------------------
                                         James J. O'Connor

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     Catherine A. Rein
                                        -------------------------
                                         Catherine A. Rein

                              CORNING INCORPORATED
                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     Henry Rosovsky
                                        --------------------
                                        Henry Rosovsky

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof. IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     William D. Smithburg
                                        ------------------------------
                                        William D. Smithburg

                              CORNING INCORPORATED

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     Lawrence S. Eagleburger
                                        -------------------------
                                        Lawrence S. Eagleburger

                              CORNING INCORPORATED

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of February, 1996.




                                /s/     H. Onno Ruding
                                        --------------------